Federated Investors
World-Class Investment Manager

Federated International Bond Fund

A Portfolio of Federated International Series, Inc.

10TH SEMI-ANNUAL REPORT

May 31, 2001

Established 1991

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated International Bond Fund

President's Message

Dear Shareholder:

Federated International Bond Fund was created in 1991, and I am pleased to present its 10th Semi-Annual Report. This bond fund is designed for income investors who want to invest a portion of their wealth outside of the United States. As of May 31, 2001, the fund's net assets of $71.1 million were broadly diversified in 29 high-quality bond issues of 14 countries.1 Government bonds owned by the fund are issued by Germany, France, Austria and Australia, just to name a few. The average quality rating is AA+/Aa1, and the fund's average term to maturity is 15.62 years. The bonds selected have generous yields but are subject to price volatility and currency fluctuations.

This report covers the first half of the fund's fiscal year, which is the six-month period from December 1, 2000 through May 31, 2001. It begins with an interview with Fund co-managers Robert Kowit and Micheal Casey, both vice presidents of Federated Global Investment Management Corp. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's diversified international bond holdings, and second is the publication of the fund's financial statements.

During the reporting period, the fund's international bond holdings, which are denominated in foreign currencies, were adversely impacted by the continued strength of the U.S. dollar against virtually all world currencies. The 25 basis point rate cut by the European Central Bank had little impact on European government bonds, while continued weakness in Japan saw yields decline by about 40 basis points to 1.24%.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Individual share class total return performance for the six-month reporting period follows.2

	Total Return	Net Asset Value Change
Class A Shares	(1.27)%	$8.63 to $8.52 = (1.27)%
Class B Shares	(1.63)%	$8.58 to $8.44 = (1.63)%
Class C Shares	(1.52)%	$8.58 to $8.45 = (1.52)%

Federated International Bond Fund gives you the opportunity to increase your international exposure. The fund offers the opportunity to profit from gains in foreign currencies versus the U.S. dollar, as well as long-term capital appreciation of the bonds themselves.

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing.3 By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are high. Adding to your account in this fashion is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.

Thank you for joining the growing number of shareholders who have diversified their fixed-income assets internationally through this fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
July 15, 2001

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (5.75)%, (7.04)% and (2.50)%, respectively. Current performance information is available at our website, www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investing regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Robert Kowit

Vice President

Federated Global Investment Management Corp.

Micheal Casey

Vice President

Federated Global Investment Management Corp.

Investment Review

What are your comments on the international bond market, and the impact of interest rate reductions by many central banks over the six-month reporting period ended May 31, 2001?

The rate cuts by central banks around the world had little effect on European bond markets, and the resulting effect was negative. Ten-year yields started the reporting period at just about 5.00% and ended at 5.18% despite the European Central Bank cutting rates by 25 basis points, from 4.25% to 4.00%. The weakness of the euro has significantly increased the price of dollar-denominated imports, especially energy.

Japan saw relatively strong bond performance as its economy moves back to the brink of recession. Ten-year yields were at an already low 1.64% at the start of the reporting period and ended it at 1.24%.

Two significant out-of-index allocations did especially well. Poland saw 10-year rates decline about 100 basis points from 12.57% to 11.56%, as inflation continued to decline. South Africa saw rates decline the same order of magnitude, with 10-year yields dropping from 12.99% to 11.83% after the South African Reserve Bank cut rates by 100 basis points, as inflation came in lower than expected.

In this environment, how did Federated International Bond Fund perform from a total return perspective?

Total returns for the fund, based on net asset value, were: Class A Shares, (1.27)%; Class B Shares, (1.63)%; and Class C Shares, (1.52)%. These returns were comparable with the (1.21)% total return of the average international income fund as tracked by Lipper Analytical Services, Inc.1

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

How were the fund's high-quality bond holdings diversified among the world's currencies as of May 31, 2001?

Currency	Percentage of Net Assets
euro	59.3%
Japanese Yen	11.5%
Canadian Dollar	8.9%
British Pound	8.5%
Polish Zloty	1.9%
South African Rand	1.6%
Australian Dollar	1.0%

What were the fund's top five holdings as of May 31, 2001?

Country/Coupon Maturity	Percentage of Net Assets
Government of Japan, 1.90% due 12/20/2010	5.9%
San Paolo-IMI SPA, 8.126% due 12/29/2049	5.6%
Pfizer, Inc. 0.80% due 3/18/2008	5.6%
Canadian Government, 5.50%, due 6/1/2009	5.0%
BMW (UK) Capital PLC, 6.375% due 5/22/2009	5.0%
TOTAL	27.1%

As we reach the midpoint of 2001, what is your outlook for the fund and for high-quality international bonds?

The fund continues to overweight the euro and underweight the Japanese yen in anticipation of the euro outperforming the yen against the U.S. dollar. The Japanese economy is expected to continue to grow below potential, as well as underperform the European economy due to structural problems and a need for comprehensive reforms. The fund has also increased allocations to the commodity-based currencies--the Canadian and Australian dollars and the Norwegian krona--in anticipation of an economic recovery led by the "Old Economy" sectors.

Also, the fund's allocation to high-quality credit bonds has increased. Anticipated further rate cuts in the United States and in Europe would support this asset class. The fund's credit exposure is diversified with an emphasis on the financial and telecommunications sectors. Bank capital securities are most likely to benefit from the expected interest rate development. On a select basis, telecommunications bonds also offer attractive investment opportunities.

Portfolio of Investments

May 31, 2001(unaudited)

Foreign Currency Par Amount			Credit Rating	[1]	Value in U.S. Dollars
		BONDS--92.7%
		AUSTRALIAN DOLLAR--1.0%
		Supranational--1.0%
1,430,000		European Investment Bank, Bond, 6.00%, 7/15/2005	AAA/Aaa		$725,845

		BRITISH POUND--8.5%
		Automotive--5.0%
2,500,000		BMW (UK) Capital PLC, Company Guarantee (Series E), MTN, 6.375%, 5/22/2009	A1		3,530,698

		Supranational--3.5%
1,600,000		European Investment Bank, Unsub., 7.625%, 12/7/2007	AAA / Aaa		2,486,065

		TOTAL BRITISH POUND			6,016,763

		CANADIAN DOLLAR--8.9%
		Oil & Gas--1.2%
1,300,000	[2,3]	Westcoast Energy, Inc., Deb. (Series W), 7.30%, 12/18/2026	A-		839,495

		Sovereign--7.7%
5,600,000		Canadian Government, Bond, 5.50%, 6/1/2009	AAA/Aa1		3,564,433
2,400,000		Canadian Government, Bond, 7.00%, 12/1/2006	AAA/Aa1		1,654,564
300,000		Canadian Government, Bond, 9.25%, 6/1/2022	AAA/Aa1		266,566

		TOTAL			5,485,563

		TOTAL CANADIAN DOLLAR			6,325,058

		EUROPEAN CURRENCY UNIT (ECU)--59.3%
		Banking--10.2%
3,500,000		HSBC Capital Funding, Bank Guarantee, 8.03%, 12/29/2049	A-/A1		3,199,754
4,500,000		San Paolo-IMI SPA, Bank Guarantee, 8.126%, 12/29/2049	A-/A1		4,016,018

		TOTAL			7,215,772

		Cable & Wireless Television--4.8%
4,000,000	[2]	Hellenic Telecommunication Organization SA, Company Guarantee, 6.125%, 2/7/2007	A-/A2		3,394,102

		Chemicals & Plastics--2.3%
1,900,000		Air Products & Chemicals, Inc., Sr. Unsub., 6.50%, 7/12/2007	A/A3		1,660,561

		Finance--8.2%
3,500,000		Societe Generale Capital Trust I, Sub. Note, 7.875%, 12/29/2049	A		3,114,720
3,150,000		Standard Chartered PLC, Bond, 8.16%, 3/29/2049	BBB/Baa1		2,730,926

		TOTAL			5,845,646

Foreign Currency Par Amount			Credit Rating	[1]	Value in U.S. Dollars
		BONDS--continued
		EUROPEAN CURRENCY UNIT (ECU)--continued
		Sovereign--17.2%
1,800,000		French Government, O.A.T., 6.00%, 10/25/2025	AAA/Aaa		$1,547,591
1,000,000		Federal Republic of Germany, Bond, 6.00%, 1/4/2007	AAA/Aaa		893,683
3,000,000		Federal Republic of Germany, Bond, 4.125%, 7/4/2008	AAA/Aaa		2,402,492
4,100,000		Federal Republic of Germany, Bond, 5.00%, 2/17/2006	NR		3,502,184
1,269,738		Irish Government, Deb., 9.00%, 9/1/2006	AA+/Aaa		1,263,877
1,700,000		Netherlands Government, Bond, 6.50%, 4/15/2003	AAA/Aaa		1,487,635
1,300,000		Treuhandanstalt Foreign Government Guarantee, 6.625%, 7/9/2003	AAA/Aaa		1,146,727

		TOTAL			12,244,189

		Technology--2.7%
2,500,000		Marconi PLC, 6.375%, 3/30/2010	BBB+/A3		1,945,334

		Telecommunications & Cellular--4.7%
2,400,000	[2,3]	French Telecommunications, Bond, 6.75%, 3/14/2008	A-/A3		2,084,359
1,500,000		Telekomunikacja Polska SA, Company Guarantee, Series EMTN, 6.50%, 3/13/2007	BBB/Baa3		1,238,831

		TOTAL			3,323,190

		Tobacco--4.3%
4,000,000		British American Tobacco International Finance PLC, Company Guarantee (Series E), MTN, 4.875%, 2/25/2009	A/A2		3,050,582

		Utilities--4.9%
4,000,000		TXU Europe Funding Ltd., 7.00%, 11/30/2005	BBB+/Baa1		3,500,315

		TOTAL EUROPEAN CURRENCY UNIT			42,179,691

		JAPANESE YEN--11.5%
		Pharmaceutical--5.6%
475,000,000		Pfizer, Inc., Bond, Series INTL, 0.80%, 3/18/2008	AAA/Aaa		4,007,612

		Sovereign--5.9%
467,000,000		Government of Japan, Bond, 1.90%, 12/20/2010	Aa2		4,194,409

		TOTAL JAPANESE YEN			8,202,021

Foreign Currency Par Amount or Shares			Credit Rating	[1]	Value in U.S. Dollars
		BONDS--continued
		POLISH ZLOTY--1.9%
		Sovereign--1.9%
6,500,000		Poland Government of, Bond, 8.50%, 10/12/2005	NR		$1,366,918

		SOUTH AFRICAN RAND--1.6%
		Sovereign--1.6%
8,400,000		South Africa Government of, Bond, 13.50%, 9/15/2015	BBB+ / Baa1		1,164,367

		TOTAL BONDS (IDENTIFIED COST $69,676,696)			65,980,663

		MUTUAL FUND--0.2%
105,581		Prime Value Obligations Fund, Class IS (at net asset value)			105,581

		TOTAL INVESTMENTS (IDENTIFIED COST $69,782,277)[4]			$66,086,244

1 Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At May 31, 2001, these securities amounted to $6,317,956 which represents 8.9% of net assets. Included in this amount, securities which have been deemed liquid amounted to $2,923,854 which represents 4.1% of net assets.

3 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Directors.

4 The cost of investments for federal tax purposes amounts to $69,782,277. The net unrealized depreciation of investments on a federal tax basis amounts to $3,696,033 which is comprised of $210,537 appreciation and $3,906,570 depreciation at May 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($71,157,598) at May 31, 2001.

The following acronyms are used throughout this portfolio:

EMTN	--European Medium Term Note
MTN	--Medium Term Note

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $69,782,277)		$66,086,244
Cash denominated in foreign currencies (identified cost $11,749)		11,330
Income receivable		1,806,622
Receivable for investments sold		7,941,878
Net receivable for foreign currency exchange contracts		1,545
Receivable for shares sold		98,378

TOTAL ASSETS		75,945,997

Liabilities:
Payable for investments purchased	$4,759,679
Payable for shares redeemed	13,018
Accrued expenses	15,702

TOTAL LIABILITIES		4,788,399

Net assets for 8,360,129 shares outstanding		$71,157,598

Net Assets Consist of:
Paid in capital		$88,653,813
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(3,786,971)
Accumulated net realized loss on investments and foreign currency transactions		(15,106,053)
Undistributed net investment income		1,396,809

TOTAL NET ASSETS		$71,157,598

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($61,827,286 ÷ 7,255,257 shares outstanding)		$8.52

Offering price per share (100/95.50 of $8.52)[1]		$8.92

Redemption proceeds per share		$8.52

Class B Shares:
Net asset value per share ($6,805,160 ÷ 805,908 shares outstanding)		$8.44

Offering price per share		$8.44

Redemption proceeds per share (94.50/100 of $8.44)[1]		$7.98

Class C Shares:
Net asset value per share ($2,525,152 ÷ 298,964 shares outstanding)		$8.45

Offering price per share		$8.45

Redemption proceeds per share (99.00/100 of $8.45)[1]		$8.37

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2001 (unaudited)

Investment Income:
Interest (net of foreign taxes withheld of $27,110)			$2,050,832

Expenses:
Investment adviser fee		$292,564
Administrative personnel and services fee		92,247
Custodian fees		26,822
Transfer and dividend disbursing agent fees and expenses		43,789
Directors'/Trustees' fees		2,907
Auditing fees		6,690
Legal fees		2,772
Portfolio accounting fees		39,269
Distribution services fee--Class A Shares		85,021
Distribution services fee--Class B Shares		27,823
Distribution services fee--Class C Shares		9,678
Shareholder services fee--Class A Shares		85,021
Shareholder services fee--Class B Shares		9,274
Shareholder services fee--Class C Shares		3,226
Share registration costs		22,035
Printing and postage		18,810
Insurance premiums		585
Taxes		5,214
Miscellaneous		1,935

TOTAL EXPENSES		775,682

Waivers and Reimbursement:
Waiver of investment adviser fee	$(46,811)
Waiver of distribution services fee--Class A Shares	(74,818)
Reimbursement of investment adviser fee	(30)

TOTAL WAIVERS AND REIMBURSEMENT		(121,659)

Net expenses			654,023

Net investment income			1,396,809

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(2,057,366)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			2,905

Net realized and unrealized loss on investments and foreign currency transactions			(2,054,461)

Change in net assets resulting from operations			$(657,652)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2001	Year Ended 11/30/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,396,809	$4,663,599
Net realized loss on investments and foreign currency transactions	(2,057,366)	(35,657,218)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency	2,905	20,623,864

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(657,652)	(10,369,755)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	(234,064)
Class B Shares	--	(17,262)
Class C Shares	--	(7,051)
Distributions from paid in capital	--
Class A Shares	--	(1,861,678)
Class C Shares	--	(137,301)
Class B Shares	--	(56,081)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(2,313,437)

Share Transactions:
Proceeds from sale of shares	12,491,708	62,536,020
Net asset value of shares issued to shareholders in payment of distributions declared	--	504,025
Cost of shares redeemed	(23,940,937)	(97,230,630)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,449,229)	(34,190,585)

Change in net assets	(12,106,881)	(46,873,777)

Net Assets:
Beginning of period	83,264,479	130,138,256

End of period (including undistributed net investment income of $1,396,809 and $0, respectively)	$71,157,598	$83,264,479

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$8.63	$9.68	$11.22	$10.65	$11.92	$11.38
Income From Investment Operations:
Net investment income	0.18	0.43 [2]	0.55 [2]	0.52 [2]	0.63 [2]	0.74 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.29)	(1.30)	(1.63)	0.53	(1.07)	0.67

TOTAL FROM INVESTMENT OPERATIONS	(0.11)	(0.87)	(1.08)	1.05	(0.44)	1.41

Less Distributions:
Distributions from net investment income	--	(0.02)	(0.46)	(0.48)	(0.83)	(0.87)
Distribution from paid in capital	--	(0.16)	--	--	--	--

TOTAL FROM DISTRIBUTIONS	--	(0.18)	(0.46)	(0.48)	(0.83)	(0.87)

Net Asset Value, End of Period	$8.52	$8.63	$ 9.68	$11.22	$10.65	$11.92

Total Return[3]	(1.27)%	(9.15)%	(9.87)%	10.22%	(3.70)%	13.27%

Ratios to Average Net Assets:

Expenses	1.58%[4]	1.55%	1.46%	1.33%	1.30%	1.30%

Net investment income	3.67%[4]	4.68%	5.19%	5.04%	5.83%	6.58%

Expense waiver/reimbursement[5]	0.34%[4]	0.22%	0.23%	0.24%	0.26%	0.34%

Supplemental Data:

Net assets, end of period (000 omitted)	$61,827	$72,867	$115,155	$138,567	$180,415	$200,758

Portfolio turnover	190%	116%	52%	37%	67%	92%

1 Beginning with the year ended November 30, 1999, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$8.58	$9.66	$11.19	$10.62	$11.89	$11.36
Income From Investment Operations:
Net investment income	0.11	0.35 [2]	0.47 [2]	0.46 [2]	0.56 [2]	0.84 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.25)	(1.29)	(1.62)	0.51	(1.08)	0.48

TOTAL FROM INVESTMENT OPERATIONS	(0.14)	(0.94)	(1.15)	0.97	(0.52)	1.32

Less Distributions:
Distributions from net investment income	--	(0.01)	(0.38)	(0.40)	(0.75)	(0.79)
Distribution from paid in capital	--	(0.13)	--	--	--	--

TOTAL FROM DISTRIBUTIONS	--	(0.14)	(0.38)	(0.40)	(0.75)	(0.79)

Net Asset Value, End of Period	$8.44	$8.58	$ 9.66	$11.19	$10.62	$11.89

Total Return[3]	(1.63)%	(9.84)%	(10.47)%	9.45%	(4.43)%	12.41%

Ratios to Average Net Assets:

Expenses	2.30%[4]	2.27%	2.18%	2.05%	2.06%	2.11%

Net investment income	2.95%[4]	3.90%	4.47%	4.31%	5.06%	5.76%

Expense waiver/reimbursement[5]	0.12%[4]	--	0.01%	0.02%	--	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$6,805	$7,678	$10,702	$13,174	$12,521	$8,641

Portfolio turnover	190%	116%	52%	37%	67%	92%

1 Beginning with the year ended November 30, 1999, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$8.58	$9.67	$11.20	$10.63	$11.89	$11.36
Income From Investment Operations:
Net investment income	0.11	0.35 [2]	0.47 [2]	0.46 [2]	0.56 [2]	0.67 [2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.24)	(1.29)	(1.62)	0.51	(1.08)	0.64

TOTAL FROM INVESTMENT OPERATIONS	(0.13)	(0.94)	(1.15)	0.97	(0.52)	1.31

Less Distributions:
Distributions from net investment income	--	(0.02)	(0.38)	(0.40)	(0.74)	(0.78)
Distribution from paid in capital	--	(0.13)	--	--	--	--

TOTAL FROM DISTRIBUTIONS	--	(0.15)	(0.38)	(0.40)	(0.74)	(0.78)

Net Asset Value, End of Period	$8.45	$8.58	$ 9.67	$11.20	$10.63	$11.89

Total Return[3]	(1.52)%	(9.91)%	(10.46)%	9.42%	(4.42)%	12.31%

Ratios to Average Net Assets:
Expenses	2.30%[4]	2.27%	2.18%	2.05%	2.06%	2.09%

Net investment income	2.95%[4]	3.91%	4.47%	4.32%	5.10%	5.80%

Expense waiver/reimbursement[5]	0.12%[4]	--	0.01%	0.02%	--	0.04%

Supplemental Data:
Net assets, end of period (000 omitted)	$2,525	$2,720	$4,281	$6,654	$8,285	$14,976

Portfolio turnover	190%	116%	52%	37%	67%	92%

1 Beginning with the year ended November 30, 1999, the fund was audited by Ernst & Young LLP. Each of the previous years was audited by other auditors.

2 Per share information presented is based upon the monthly average number of shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2001 (unaudited)

ORGANIZATION

Federated International Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Bond Fund (formerly, Federated International Income Fund) (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to obtain a total return on its assets.

The shareholders and the Board of Directors (the "Directors") approved a change in the name of the Fund as follows:

Effective Date	New Name
9/18/2000	Federated International Bond Fund

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. If no sale price on a recognized securities exchange is reported or if the security is traded over-the-counter, the security is valued according to the last reported bid price. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

The Fund will adopt the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on long-term debt securities effective December 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on long-term debt securities. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $13,048,687, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2002	$4,500,269

2003	4,766,152

2008	3,782,266

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contract

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange or	Contract at Value	Unrealized Appreciation (Depreciation)
Contract Bought:
6/1/2001	1,515,184 euro	$1,295,634	$1,281,316	$(14,318)

Contracts Sold:
6/1/2001	11,300,244 Danish Kroner	1,295,634	1,281,759	13,875

6/1/2001	206,003 euro	176,195	174,207	1,988

NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ 1,545

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market price are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at May 31, 2001 is as follows:

Security	Acquisition Dates	Acquisition Cost
Hellenic Telecommunication	1/26/2001	$3,673,576

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2001, par value shares ($0.0001 per share) authorized were as follows:

Shares Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,500,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2001		Year Ended 11/30/2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,261,768	$11,237,903	6,615,806	$59,975,590
Shares issued to shareholders in payment of distributions declared	--	--	36,842	350,397
Shares redeemed	(2,453,963)	(21,736,836)	(10,098,346)	(91,460,434)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,192,195)	$(10,498,933)	(3,445,698)	$(31,134,447)

	Six Months Ended 5/31/2001		Year Ended 11/30/2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	39,305	$342,650	213,554	$1,946,486
Shares issued to shareholders in payment of distributions declared	--	--	11,106	105,686
Shares redeemed	(128,566)	(1,133,785)	(437,145)	(3,989,707)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(89,261)	$(791,135)	(212,485)	$(1,937,535)

	Six Months Ended 5/31/2001		Year Ended 11/30/2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	102,843	$911,155	68,231	$613,944
Shares issued to shareholders in payment of distributions declared	--	--	5,041	47,942
Shares redeemed	(120,891)	(1,070,316)	(199,088)	(1,780,489)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(18,048)	$(159,161)	(125,816)	$(1,118,603)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,299,504)	$(11,449,229)	(3,783,999)	$(34,190,585)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The distributor has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the six months ended May 31, 2001, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sales transactions complied with Rule 17a-7 under the Act and amounted to $18,477,764 and $18,825,762, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2001, were as follows:

Purchases	$141,537,854

Sales	$153,241,511

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT

Effective November 28, 2000, the Corporation has agreed to a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not make any borrowings under the LOC during the six months ended May 31, 2001.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President and Executive Vice President

HENRY J. FRANTZEN

Chief Investment Officer

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31420G408
Cusip 31420G507
Cusip 31420G606

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

2061602 (7/01)

Federated Investors
World-Class Investment Manager

Federated International Equity Fund

A Portfolio of Federated International Series, Inc.

16TH SEMI-ANNUAL REPORT

May 31, 2001

Established 1984

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

J. Christopher Donahue

President

Federated
International Equity Fund

President's Message

Dear Shareholder:

Federated International Equity Fund was created in 1984, and I am pleased to present its 16th Semi-Annual Report. The fund's net assets totaled $582.3 million and were invested in 114 issues in 21 countries across 5 continents. The Fund's international stocks are selected for growth opportunities in large, successful corporations outside the United States in both developed and emerging markets.1 The fund's ten largest holdings may not be recognizable household names in the United States, but they are all large capitalized corporations well-known in their own countries. For interesting details on some of the fund's holdings, please read the report's investment review.

This report covers the first half of the fund's fiscal year, which is the six-month reporting period from December 1, 2000 through May 31, 2001. It begins with an interview with the fund's portfolio manager, Alexandre de Bethmann, Vice President of Federated Global Investment Management Corp. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's diversified international stock holdings, and third is the publication of the fund's financial statements.

1 Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

The first half of the fund's fiscal year was a difficult period for equities: information technology and telecommunications services sectors led the downturn. Overall market weakness was attributable to concerns of a global economic slowdown, a deceleration in corporate profit growth rates, and high oil prices. As you would expect, it was a difficult time for Federated International Equity Fund. Individual share class total return performance for the six-month reporting period, including realized gains, follows.2

	Total Return	Capital Gains	Net Asset Value Change
Class A Shares	(11.88)%	$1.640	$22.14 to $18.09 = (18.29)%
Class B Shares	(12.20)%	$1.640	$20.86 to $16.90 = (18.98)%
Class C Shares	(12.16)%	$1.640	$20.59 to $16.67 = (19.04)%

Thank you for joining the growing number of Federated International Equity Fund shareholders who have diversified their equity assets internationally.

I recommend that you add to your account on a regular basis to take advantage of price fluctuations and to use the dollar-cost averaging method of investing. By investing in this fashion, you buy more fund shares when prices are low--and fewer when prices are high. Adding to your account on a regular basis is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding.3

As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
July 15, 2001

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C shares was (16.73)%, (16.65)%, and (12.97)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

3 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar-cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial availability to continue purchases during periods of low price levels.

Alexandre de Bethmann

Vice President

Federated Global Investment Management Corp.

Investment Review

The first half of the fund's fiscal year was negative for international equities overall, with the exception of emerging markets. What are your comments?

As the year began, many strategists thought international markets, particularly Europe, would be relatively insulated from any U.S. slowdown. That also suggested the beleaguered euro would rebound, which would be a plus for U.S. investors. During the six-month timeframe, the euro slightly recovered (up 2.7%). However, the Morgan Stanley Capital International (MSCI) (Europe) Index1 underperformed the MSCI World Index2 in dollar terms.

Even as the Federal Reserve Board (the "Fed") cut short-term rates five times during the reporting period, from 6.5% to 4.0%, most international markets continued to decline. Earnings disappointments and an uncertain outlook by companies in most sectors of the economy reduced investor confidence and took a toll on stock prices. Technology, media and telecommunications (TMT) stocks led the fall. As has been the trend for several quarters, the "value" style again outperformed the "growth" style in the reporting period.

1 The Morgan Stanley Capital International (Europe) Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region.

2 The MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand, and the Far East--comprising approximately 1,482 securities--with values expressed in U.S. dollars.

For the six-month time frame, the MSCI World Value Index3 returned 0.38%, while the MSCI World Growth Index4 lost (14.67)%, measured in U.S. dollars. Worst-performing sectors included Information Technology down (26.14)%, Telecommunication Services (16.39)% and Consumer Staples (5.48)%. The best-performing sector was the MSCI World Materials sector, which produced a 13.9% return, as investors were drawn towards metal valuations. The MSCI World Energy sector was the second best-performing sector, returning 8.77%, as consumers' inelastic demand for energy helped boost earnings, followed by the MSCI World Retailing sector at 7.76%. All returns were measured in U.S. dollars.

Further, small capitalization stocks outperformed large capitalization stocks with the performance of the MSCI Small Cap World Index5 returning 6.73%, in U.S. dollars.

How did the fund perform during the reporting period?

As of May 31, 2001, Federated International Equity Fund produced a six-month total return of (11.88)% for Class A Shares, based on net asset value. The total returns for Class B Shares and Class C Shares, based on net asset value, were (12.20)% and (12.16)%, respectively.

3 The MSCI World Value Index measures the performance of these MSCI World Index companies with lower price-to-book ratios and lower forecasted growth values.

4 MSCI World Growth Index measures the performance of those MSCI World Index companies with higher price-to-book ratios and higher forecasted growth values.

5 The MSCI Small Cap World Index measures the performance of those MSCI World Index companies with higher price-to-book ratios and higher forecasted growth values.

What accounted for the fund's performance?

The fund's underperformance was primarily due to its exposure to the European telecommunication service sector, Japanese banks, and our exposure to media stocks. On a stock-specific basis, Energis PLC, Cap Gemini and Pearson adversely impacted the fund's performance.

What individual stocks made a significant impact?

Talisman Energy Inc. (1.8% of net assets; Canada) is the largest energy exploration and production company in Canada. Market capitalization is currently 8.2 billion in Canadian Dollars and is trading at 9.8 times 2002 earnings.

Novo Nordisk (0.9% of net assets; Denmark) is the leading pharmaceutical company for the treatment of diabetes. Earnings are expected to grow 14% annually, and the stock is currently trading at 33.4 times 2002 earnings. Current market capitalization is 147 billion in Danish Krone.

Alstom (0.6% of net assets; France) has businesses in energy, transport, transmission and distribution, and recently entered the power generation arena. Current market capitalization is 7.2 billion in euros and is trading at 13.5 times 2002 earnings. Earnings growth is projected to grow at 30% annually.

How were the fund's net assets diversified at the end of the reporting period?

Over half of the fund's net assets were invested in the United Kingdom, France, and Japan combined. The balance was spread across 18 other countries. Country allocation as of May 31, 2001, was as follows:

Country	Percentage of Net Assets
Japan	23.5%
United Kingdom	19.9%
France	15.4%
Germany	5.9%
Hong Kong	4.1%
Taiwan	3.8%
Netherlands	3.6%
Canada	2.9%
Australia	2.7%
Brazil	2.5%
Spain	2.2%
Korea	2.0%
Switzerland	2.0%
Denmark	1.4%
Ireland	1.0%
Italy	0.7%
Sweden	0.7%
Israel	0.5%
Finland	0.5%
Norway	0.2%
Thailand	0.0%

Regional allocations were as follows:

Region	Percentage of Net Assets
Europe	53.5%
Asia Pacific	36.1%
North America	2.9%
Latin America	2.5%
Mid-East/Africa	0.5%

Top ten holdings were as follows:

Security Name	Country	Percentage of Net Assets
Nikko Securities Co. Ltd.	Japan	2.1%
Total Fina Elf SA, Class B	France	1.9%
Talisman Energy, Inc.	Canada	1.8%
Aventis SA	France	1.7%
Diageo PLC	United Kingdom	1.6%
Toshiba Corp.	Japan	1.4%
Sony Corp.	Japan	1.4%
Komatsu Ltd.	Japan	1.3%
Bouygues SA	France	1.3%
eMAP PLC	United Kingdom	1.3%
TOTAL		15.8%

What were some of your notable recent purchases for the fund?

Our recent purchases included the following:

Serono SA (0.6% of net assets; Switzerland) is a leading biotechnology company, specializing in reproductive drugs. Current market capitalization is 27.2 million in Swiss Francs, earnings are expected to grow 20% annually and the stock is currently trading at 39 times 2002 earnings.

Shire Pharmaceuticals Group PLC (0.6% of net assets; United Kingdom) is a pharmaceutical company focusing on central nervous system conditions such as Alzheimer's and attention deficit hyperactivity disorder (ADHD). Current market capitalization is 5.7 billion in British Pound Sterling. Earnings are expected to grow 20% annually, and the stock is currently trading at 32 times 2002 earnings.

As we pass the midpoint of 2001, what is your outlook for international equities through the rest of the year?

We continue to believe that the international equity markets will remain volatile due to earnings risk and economic slowdown. While many of the TMT valuations have come down to more reasonable levels, we are not yet convinced that the worst is behind us. As a result, we are looking to increase or build the fund's positions in TMT stocks we believe have franchise value and offer very compelling risk/reward potential on a one-to-two year view. Our guess is that the poor outlook may trough in the third quarter of 2001, presenting better opportunities for us. Outside of TMT, we are finding value in mid-cap pharmaceutical companies and consumer discretionary stocks. We have also been increasing positions in other interest-rate sensitive sectors like building materials, energy and autos. We continue to remain underweight in financials and defensives like food and beverage stocks.

On a country basis, we have been increasing our weighting in Japan given the fund's significant prior underweight. Fundamentally, this increase is due to restructuring potential at the fiscal and corporate levels. We have also increased our weighting in Korea and Taiwan, given valuations and sensitivity to interest rates. Finally, we are now underweight in European holdings due to poor risk/reward situations.

Looking forward, we continue to remain bullish on the international equity markets, though stock selection remains critical due to the increased market volatility. We continue to manage Federated International Equity Fund according to a bottom-up, fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, is the key to long-term capital appreciation.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you made an initial investment of $17,000 in the Class A Shares of Federated International Equity Fund on 8/17/84, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $110,131 on 5/31/01. You would have earned a 11.77%1 average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 6/30/01, the Class A Shares' 1-year, 5-year, and 10-year average annual total returns were (36.19)%, 6.31% and 7.15%, respectively. Class B Shares' 1-year, 5-year and since inception (9/28/94) average annual total returns were (36.34)%, 6.39% and 5.55%, respectively. Class C Shares' 1-year, 5-year and since inception (4/1/93) average annual total returns were (33.59)%, 6.73% and 7.96%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; and Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 16 years (reinvesting all dividends and capital gains) grew to $37,749.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated International Equity Fund on 8/17/84, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $17,000, but your account would have reached a total value of $37,7491 by 5/31/01. You would have earned an average annual total return of 8.55%.

A practical investment plan helps you pursue long-term capital growth through a diversified portfolio primarily invested in equity securities of non-U.S. issuers. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--
Investing for Long-Term Growth

Nancy and Tony Schaffer are a two-income suburban couple who, like many others, want to be able to afford their present lifestyle after they retire.

They decided an international stock fund, though possibly volatile in the short-term, offered excellent opportunities for long-term growth. They invested $10,000 in the Class A Shares of Federated International Equity Fund on August 17, 1984, and have invested $5,000 every August since.

By May 31, 2001, they were pleased to see that their $90,000 investment had grown to $222,576 for an average annual total return of 9.18%. Nancy is already picturing a cross-country tour to celebrate their retirement.

The couple is fictional, but the figures are real.

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

May 31, 2001 (unaudited)

Shares			Value in U.S. Dollars
		COMMON STOCKS--93.9%
		Australia--2.7%
538,389		Broken Hill Proprietary Co. Ltd.	$6,141,067
555,262		News Corp. Ltd.	4,862,741
126,100		News Corp. Ltd., ADR	4,508,075

		TOTAL	15,511,883

		Brazil--2.0%
42,100		Brasil Telecom Participacoes SA, ADR	1,684,421
450,600		Companhia Paranaense de Energia-Copel, ADR	3,086,610
121,900		Petroleo Brasileiro SA, ADR	3,449,770
205,900		Tele Norte Leste Participacoes SA, ADR	3,263,515

		TOTAL	11,484,316

		Canada--2.9%
135,467	[1]	Anderson Exploration Ltd.	3,080,987
130,420		Manulife Financial Corp.	3,505,433
262,523		Talisman Energy, Inc.	10,633,413

		TOTAL	17,219,833

		Denmark--1.4%
132,920		Novo Nordisk, Class B	5,337,184
143,925	[1]	Novozymes A/S, Class B	3,118,087

		TOTAL	8,455,271

		Finland--0.5%
96,775		Nokia Oyj	2,797,216

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		France--15.4%
216,900		Axa	$6,144,621
121,202		Alstom	3,531,960
133,430		Aventis SA	9,884,356
210,971		Bouygues SA	7,751,814
30,959		Cap Gemini SA	3,563,164
41,400		Compagnie de St. Gobain	6,158,245
86,047		France Telecom SA	4,729,768
599,630	[1]	Orange SA	5,146,834
108,700		Pechiney SA, Class A	5,873,827
98,990		Publicis Groupe	3,105,675
44,713		Renault SA	2,085,308
161,800		STMicroelectronics NV	5,751,990
77,500		Societe Generale, Paris	4,604,037
76,500		Total Fina Elf SA, Class B	11,120,597
56,639		Valeo SA	2,442,736
120,100		Vivendi Environment	7,647,663

		TOTAL	89,542,595

		Germany, Federal Republic of--4.8%
20,397		Allianz AG Holding	5,695,530
117,348		DaimlerChrysler AG	5,354,740
62,463		Deutsche Bank AG	4,791,470
93,845		SAP AG, ADR	3,294,898
81,400		SGL Carbon AG	3,200,871
110,801		Schering AG	5,687,523

		TOTAL	28,025,032

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Hong Kong--4.1%
2,827,000	[1]	CNOOC Ltd.	$2,808,950
3,708,000		China Everbright Ltd.	3,779,405
213,895	[1]	China Mobile (Hong Kong) Ltd., ADR	5,208,343
1,706,000	[1]	Hong Kong Exchanges & Clearing Ltd.	3,084,002
3,577,000	[1]	MTR Corp. Ltd.	6,122,330
1,263,000		Wharf Holdings Ltd.	2,841,823

		TOTAL	23,844,853

		Ireland--1.0%
100,700	[1]	Elan Corp. PLC, ADR	5,811,397

		Israel--0.5%
51,687	[1]	Card-Guard Scientific Survival Ltd.	2,875,814

		Italy--0.7%
1,103,900		Banca Intesa SPA	4,098,123

		Japan--23.5%
2,790,000		Asahi Bank Ltd.	7,134,589
203,900		Bandai Co., Ltd.	6,534,816
224,200		Capcom Co., Ltd.	7,355,148
77,000		Fuji Photo Film Co.	3,245,037
1,577,000		Komatsu Ltd.	7,786,835
65,600		Konami Co., Ltd.	3,393,674
692,000		Mitsubishi Estate Co. Ltd.	6,653,398
1,202		Mizuho Holdings, Inc.	6,117,177
163		NTT DoCoMo, Inc.	3,126,178
1,530,000		Nikko Securities Co. Ltd.	12,419,666
39,150		Nintendo Corp. Ltd.	7,574,445
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Japan--continued
22,690		Nippon TV Network	$7,367,379
916,000		Nissan Motor Co., Ltd.	6,210,430
215,000		Nomura Securities Co. Ltd.	4,313,383
25,700		Rohm Co.	4,598,242
102,500		Sony Corp.	7,906,502
78,000		TDK Corp.	4,481,326
71,800		Takefuji, Corp.	6,341,689
217,200		Tokyo Electric Power Co.	5,554,239
1,257,000		Toray Industries, Inc.	5,656,923
1,477,000		Toshiba Corp.	8,386,398
135,000		Toyota Motor Credit Corp.	4,769,515

		TOTAL	136,926,989

		Korea, Republic of--2.0%
737,000	[1]	Good Morning Securities Co.	3,348,431
732,000	[1]	Hynix Semiconductor, Inc.	2,480,000
158,300		Korea Electric Power Corp.	3,002,881
645,400		Samsung Heavy Industries	2,695,465

		TOTAL	11,526,777

		Netherlands--3.6%
115,305		ING Groep NV	7,508,093
212,330		Koninklijke (Royal) Philips Electronics NV	5,806,871
153,941		Koninlijke Luchtvaart Maatschapppij NV (KLM)	2,903,019
86,082		Unilever NV	4,764,450

		TOTAL	20,982,433

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Norway--0.2%
172,060		Smedvig ASA, Class B	$1,484,603

		Spain--2.2%
310,200		Repsol SA	5,524,474
174,854	[1]	Sogecable SA	3,641,923
266,402		Telefonica SA	3,913,164

		TOTAL	13,079,561

		Sweden--0.7%
615,969		Telefonaktiebolaget LM Ericsson, Class B	3,908,578

		Switzerland--2.0%
141,952		ABB Ltd.	2,547,127
89,930		Clariant AG	2,441,765
3,698		Serono SA	3,353,775
21,216		UBS AG	3,163,572

		TOTAL	11,506,239

		Taiwan, Province of China--3.8%
7,290,000		Formosa Chem&Fibre	5,935,221
1,657,000		Quanta Computer, Inc.	5,498,893
3,913,000	[1]	United Microelectronics Corp. Ltd.	6,002,242
5,240,000	[1]	Winbond Electronics Corp.	4,467,138

		TOTAL	21,903,494

		Thailand--0.0%
30,825		Siam City Bank Public Co. Ltd.	0

		United Kingdom--19.9%
885,835		Arriva PLC	4,044,547
235,200		Amvescap PLC	4,272,162
1,530,829		British Aerospace PLC	7,597,242
717,231	[1]	Compass Group PLC	5,298,562
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		United Kingdom--continued
873,171		Diageo PLC	$9,409,664
647,496		eMAP PLC	7,657,101
470,450		Electronics Boutique PLC	633,721
975,295	[1]	Energis PLC	3,682,026
445,600		Hanson PLC	3,127,603
1,065,000		Innogy Holdings PLC	3,401,540
2,631,370		Invensys PLC	5,298,238
571,124		Kingfisher PLC	3,603,725
543,820		Misys PLC	4,341,350
887,150	[1]	P&O Princess Cruises PLC	4,528,567
210,397		Pearson PLC	3,902,191
1,179,744		Rank Group PLC	3,797,300
2,246,399		Rentokil Initial PLC	6,848,360
1,863,186		Rolls-Royce PLC	6,274,528
400,500	[1]	Royal Bank of Scotland Group PLC	496,903
317,007		Royal Bank of Scotland Group PLC	7,281,906
1,200,240		Sainsbury (J) PLC	7,394,675
199,900	[1]	Shire Pharmaceuticals Group PLC	3,282,333
2,888,017		Vodafone Group PLC	7,422,308
84,950		Vodafone Group PLC, ADR	2,199,356

		TOTAL	115,795,908

		TOTAL COMMON STOCKS (IDENTIFIED COST $556,325,769)	546,780,915

Shares			Value in U.S. Dollars
		PREFERRED STOCKS--1.6%
		Brazil--0.5%
32,484,000		Banco Itau SA, Preference	$2,630,674

		Germany, Federal Republic of--1.1%
111,558		Henkel KGAA, Pfd.	6,693,355

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $9,190,837)	9,324,029

		MUTUAL FUND--3.8%
22,420,040		Prime Value Obligations Fund, Class IS (at net asset value)	22,420,040

		TOTAL INVESTMENTS (IDENTIFIED COST $587,936,646)[2]	$578,524,984

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $587,936,646. The net unrealized depreciation of investments on a federal tax basis amounts to $9,411,662 which is comprised of $25,940,739 appreciation and $35,352,401 depreciation at May 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($582,353,996) at May 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $587,936,646)		$578,524,984
Cash denominated in foreign currencies (identified cost $6,031,747)		5,745,778
Income receivable		1,887,731
Receivable for investments sold		4,066,628
Receivable for shares sold		942,340

TOTAL ASSETS		591,167,461

Liabilities:
Payable for investments purchased	$6,157,171
Payable for shares redeemed	620,757
Net payable for foreign currency exchange transactions	1,718,323
Accrued expenses	317,214

TOTAL LIABILITIES		8,813,465

Net assets for 32,890,264 shares outstanding		$582,353,996

Net Assets Consist of:
Paid in capital		$689,266,972
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(11,434,420)
Accumulated net realized loss on investments and foreign currency transactions		(96,013,038)
Undistributed net investment income		534,482

TOTAL NET ASSETS		$582,353,996

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Class A Shares:
Net asset value per share ($419,676,723 ÷ 23,201,624 shares outstanding)		$18.09

Offering price per share (100/94.50 of $18.09)[1]		$19.14

Redemption proceeds per share		$18.09

Class B Shares:
Net asset value per share ($86,166,370 ÷ 5,098,028 shares outstanding)		$16.90

Offering price per share		$16.90

Redemption proceeds per share (94.50/100 of $16.90)[1]		$15.97

Class C Shares:
Net asset value per share ($76,510,903 ÷ 4,590,612 shares outstanding)		$16.67

Offering price per share		$16.67

Redemption proceeds per share (99.00/100 of $16.67)[1]		$16.50

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $633,826)		$4,421,112
Interest		1,607,407

TOTAL INCOME		6,028,519

Expenses:
Investment adviser fee	$3,230,910
Administrative personnel and services fee	243,287
Custodian fees	204,118
Transfer and dividend disbursing agent fees and expenses	369,908
Directors'/Trustees' fees	4,275
Auditing fees	8,858
Legal fees	2,591
Portfolio accounting fees	86,081
Distribution services fee--Class B Shares	347,024
Distribution services fee--Class C Shares	289,692
Shareholder services fee--Class A Shares	595,489
Shareholder services fee--Class B Shares	115,675
Shareholder services fee--Class C Shares	96,564
Share registration costs	47,740
Printing and postage	34,591
Insurance premiums	529
Taxes	17,841
Miscellaneous	3,186

TOTAL EXPENSES	5,698,359

Reimbursement of investment adviser fee	(2,748)

Net expenses		5,695,611

Net investment income		332,908

Realized and Unrealized Loss on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions		(68,757,512)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(7,184,100)

Net realized and unrealized loss on investments and foreign currency transactions		(75,941,612)

Change in net assets resulting from operations		$(75,608,704)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2001	Year Ended 11/30/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income (net operating loss)	$332,908	$(1,932,216)
Net realized gain (loss) on investments and foreign currency transactions	(68,757,512)	29,975,552
Net change in unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currency	(7,184,100)	(155,528,947)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(75,608,704)	(127,485,611)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	(37,549,360)	(46,146,649)
Class B Shares	(7,610,181)	(7,799,388)
Class C Shares	(5,946,256)	(5,260,522)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(51,105,797)	(59,206,559)

Share Transactions:
Proceeds from sale of shares	1,006,360,177	3,131,171,290
Proceeds from shares issued in connection with the tax-free acquisition of assets from the IAI International Fund	--	8,412,940
Net asset value of shares issued to shareholders in payment of distributions declared	39,627,764	44,983,947
Cost of shares redeemed	(994,533,101)	(2,834,242,725)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	51,454,840	350,325,452

Change in net assets	(75,259,661)	163,633,282

Net Assets:
Beginning of period	657,613,657	493,980,375

End of period (including undistributed net investment income of $534,482 and $201,574, respectively)	$582,353,996	$657,613,657

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2001	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$22.14	$29.16	$19.56	$17.93	$17.32	$17.89
Income From Investment Operations:
Net investment income (net operating loss)	0.03 [2]	(0.03)[2]	(0.12)[2]	(0.01)[2]	0.04 [2]	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.44)	(3.58)	11.20	2.99	0.95	1.38

TOTAL FROM INVESTMENT OPERATIONS	(2.41)	(3.61)	11.08	2.98	0.99	1.41

Less Distributions:
Distributions from net investment income	--	--	--	--	--	(0.09)
Distributions from net realized gain on investments and foreign currency transactions	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)	(1.89)

TOTAL DISTRIBUTIONS	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)	(1.98)

Net Asset Value, End of Period	$18.09	$22.14	$29.16	$19.56	$17.93	$17.32

Total Return[3]	(11.88)%	(14.69)%	61.10%	17.78%	5.89%	8.63%

Ratios to Average Net Assets:

Expenses	1.57%[4]	1.54%	1.67%	1.63%	1.71%	1.68%

Net investment income (net operating loss)	0.29%[4]	(0.11)%	(0.57)%	(0.06)%	0.23%	0.15%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	--	--	0.10%	0.15%

Supplemental Data:

Net assets, end of period (000 omitted)	$419,677	$486,558	$389,592	$172,160	$134,858	$172,938

Portfolio turnover	134%	283%	297%	243%	210%	119%

1 Beginning with the year ended November 30, 1999, the fund was audited by Ernst &Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

6 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2001	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period	$20.86	$27.87	$18.89	$17.48	$17.04	$17.70
Income From Investment Operations:
Net operating loss	(0.04)[2]	(0.22)[2]	(0.26)[2]	(0.16)[2]	(0.10)[2]	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.28)	(3.38)	10.72	2.92	0.92	1.26

TOTAL FROM INVESTMENT OPERATIONS	(2.32)	(3.60)	10.46	2.76	0.82	1.23

Less Distributions:
Distributions from net investment income	--	--	--	--	--	(0.00)[3]
Distributions in excess of net investment income	--	--	--	--	(0.00)[3]	--
Distributions from net realized gain on investments and foreign currency transactions	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)	(1.89)

TOTAL DISTRIBUTIONS	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)	(1.89)

Net Asset Value, End of Period	$16.90	$20.86	$27.87	$18.89	$17.48	$17.04

Total Return[4]	(12.20)%	(15.41)%	59.90%	16.92%	4.97%	7.59%

Ratios to Average Net Assets:

Expenses	2.32%[5]	2.29%	2.42%	2.38%	2.56%	2.58%

Net operating loss	(0.46)%[5]	(0.85)%	(1.28)%	(0.84)%	(0.59)%	(0.74)%

Expense waiver/reimbursement[6]	0.00%[5,7]	0.00%[7]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$86,166	$97,339	$62,786	$35,689	$23,629	$16,707

Portfolio turnover	134%	283%	297%	243%	210%	119%

1 Beginning with the year ended November 30, 1999, the fund was audited by Ernst &Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Per share does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2001	2000	1999 [1]	1998	1997	1996
Net Asset Value, Beginning of Period:	$20.59	$27.50	$18.66	$17.28	$16.85	$17.50
Income From Investment Operations:
Net operating loss	(0.04)[2]	(0.21)[2]	(0.26)[2]	(0.16)[2]	(0.11)[2]	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.24)	(3.29)	10.58	2.89	0.92	1.34

TOTAL FROM INVESTMENT OPERATIONS	(2.28)	(3.50)	10.32	2.73	0.81	1.24

Less Distributions:
Distributions from net investment income	--	--	--	--	--	(0.00)[3]
Distributions from net realized gain on investments and foreign currency transactions	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)	(1.89)

TOTAL DISTRIBUTIONS	(1.64)	(3.41)	(1.48)	(1.35)	(0.38)	(1.89)

Net Asset Value, End of Period	$16.67	$20.59	$27.50	$18.66	$17.28	$16.85

Total Return[4]	(12.16)%	(15.24)%	59.89%	16.94%	4.96%	7.75%

Ratios to Average Net Assets:

Expenses	2.32%[5]	2.29%	2.42%	2.38%	2.56%	2.57%

Net operating loss	(0.46)%[5]	(0.82)%	(1.27)%	(0.83)%	(0.67)%	(0.72)%

Expense waiver/reimbursement[6]	0.00%[5,7]	0.00%[7]	--	--	--	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$76,511	$73,717	$41,602	$14,145	$8,841	$7,580

Portfolio turnover	134%	283%	297%	243%	210%	119%

1 Beginning with the year ended November 30, 1999, the fund was audited by Ernst &Young LLP. Each of the previous years was audited by other auditors.

2 Amount based on average outstanding shares.

3 Per share does not round to $(0.01).

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Amount is less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2001 (unaudited)

ORGANIZATION

Federated International Series Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Corporation consists of two portfolios. The financial statements included herein are only those of Federated International Equity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to obtain a total return on its assets.

On September 5, 2000, the Fund acquired all the net assets of Investment Advisers Inc. (IAI) International Fund in a tax-free reorganization as follows:

Class A Shares of Fund Issued	IAI International Fund Net Assets Received	Unrealized Depreciation	[1]
322,954	$8,412,940	$(538,032)

Net Assets of the Fund Prior to Combination	Net Assets of IAI International Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
$724,041,336	$8,412,940	$732,454,276

1 Unrealized depreciation is included in the IAI International Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Foreign equity securities are valued at the last sale price reported in the market in which they are primarily traded. If no sale on the recognized exchange is reported or the security is traded over the counter, the foreign securities are valued at the mean between the last closing bid and asked prices. Listed corporate bonds, unlisted securities and private placement securities are generally valued at the mean of the latest bid and ask price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for the annual financial statements issued for the fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have an significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At May 31, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:
6/1/2001	1,711,493 euro	$1,461,273	$1,447,325	$ (13,948)

6/5/2001	1,325,770 euro	1,135,986	1,121,138	(14,848)

6/1/2001	4,028,864,750 South Korean Won	3,142,150	3,145,093	2,943

Contracts Sold:
6/1/2001	1,408,695 British Pound Sterling	2,002,530	1,997,460	5,070

6/1/2001	1,040,425 British Pound Sterling	1,483,646	1,475,272	8,374

7/3/2001	1,914,302,582 Japanese Yen	15,316,014	16,163,452	(847,438)

7/3/2001	1,145,445,746 Japanese Yen	9,505,774	9,671,594	(165,820)

7/3/2001	1,093,637,809 Japanese Yen	9,112,889	9,234,152	(121,263)

7/3/2001	1,593,127,137 Japanese Yen	12,880,207	13,451,600	(571,393)

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(1,718,323)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2001, par value shares ($0.0001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
TOTAL	1,500,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/ 2001		Year Ended 11/30/2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	44,982,082	$901,259,807	97,647,365	$2,704,293,519
Shares issued in connection with the tax-free acquisition of assets from the IAI International Fund	--	--	322,954	8,412,940
Shares issued to shareholders in payment of distributions declared	1,355,475	28,328,121	1,271,892	34,993,768
Shares redeemed	(45,111,382)	(905,099,820)	(90,624,979)	(2,517,135,227)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,226,175	$24,488,108	8,617,232	$230,565,000

	Six Months Ended 5/31/ 2001		Year Ended 11/30/2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	809,057	$15,145,465	3,467,929	$95,630,958
Shares issued to shareholders in payment of distributions declared	366,105	7,168,327	279,405	7,309,027
Shares redeemed	(744,047)	(13,893,944)	(1,333,576)	(36,117,945)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	431,115	$8,419,848	2,413,758	$66,822,040

	Six Months Ended 5/31/ 2001		Year Ended 11/30/2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	4,813,778	$89,954,905	12,764,265	$331,246,813
Shares issued to shareholders in payment of distributions declared	213,946	4,131,316	103,965	2,681,152
Shares redeemed	(4,017,188)	(75,539,337)	(10,801,054)	(280,989,553)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,010,536	$$18,546,884	2,067,176	$52,938,412

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	2,667,826	$51,454,840	13,098,166	$350,325,452

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by Federated Investment Management Company ("FIMC"), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the six months ended May 31, 2001, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sales transactions complied with Rule 17a-7 under the Act and amounted to $843,999,070 and $873,274,268, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2001, were as follows:

Purchases	$815,796,886

Sales	$789,413,252

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 2001, the diversification of industries was as follows:

Industry	Percentage of Net Assets
Automobiles & Components	3.6%
Banking	6.9%
Capital Goods	7.2%
Commercial Services & Supplies	1.8%
Consumer Durables & Apparel	5.4%
Diversified Financials	7.8%
Energy	6.5%
Food & Drug Retailing	1.3%
Food Beverage & Tobacco	2.4%
Health Care Equipment & Services	0.5%
Hotel Restaurant & Leisure	1.7%
Household & Personal Products	1.2%
Insurance	2.6%
Materials	4.5%
Media	7.3%
Pharmaceuticals & Biotechnology	6.3%
Real Estate	1.6%
Retailing	0.7%
Software & Services	3.8%
Technology Hardware & Services	9.3%
Telecommunication Services	8.3%
Transportation	2.2%
Utilities	2.6%

Line of Credit

Effective November 28, 2000, the Corporation has agreed to a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not make any borrowings under the LOC during the six months ended May 31, 2001.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

HENRY J. FRANTZEN

Chief Investment Officer

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated International Equity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31420G101
Cusip 31420G200
Cusip 31420G309

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

8070112 (7/01)